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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2002




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                       1-8597                            94-2657368
(State or other jurisdiction     (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
                  (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

On December 12, 2002, The Cooper Companies, Inc. (the "Company") issued a press release reporting results for its fourth quarter and fiscal year 2002.

On December 19, 2002, the Company issued a press release confirming its revenue and earnings guidance for 2003.

These releases are filed as exhibits hereto and are incorporated herein by reference.

Internet addresses in these releases are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.


ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
  No.       Description
-------     -----------
99.1        Press Release dated December 12, 2002 of The Cooper Companies, Inc.

99.2        Press Release dated December 19, 2002 of The Cooper Companies, Inc.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE COOPER COMPANIES, INC.


                                           By   /s/ Stephen C. Whiteford
                                                --------------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated:  December 27, 2002




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                                  EXHIBIT INDEX


Exhibit                                                                               Sequentially
  No.        Description                                                              Numbered Page
-------      -----------                                                              -------------
99.1         Press Release dated December 12, 2002 of The Cooper Companies, Inc.

99.2         Press Release dated December 19, 2002 of The Cooper Companies, Inc.